SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 16, 2003

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-24753	56-2090738
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                          (252) 925-9411

Item 7. Financial	Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being filed with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated October 16, 2003

Item 9.      Regulation FD Disclosure

Item 12.    Results of Operations and Financial Condition

On October 16, 2003, we distributed a press release announcing our results of operations for the three- and nine-month periods ended September 30, 2003. A copy of our press release is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Report.

Disclosures About Forward Looking Statements

The discussions included in this Report and its exhibits may contain statements that could be deemed forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, which statements are inherently subject to risks and uncertainties. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of our management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of our customers, weather and similar conditions, particularly the effect of hurricanes on our banking, loan production and operations facilities and on our customers and the communities in which we do business, actions of government regulators, the level of market interest rates, and general economic conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)
Date: October 16, 2003	By: /s/ Gary M. Adams Gary M. Adams Chief Financial Officer

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